                                                                    Exhibit 10



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-50737 of Lincoln Benefit Life Variable Annuity Account of our report dated March 20, 1998 on the consolidated financial statements of Lincoln Benefit Life Company and subsidiary, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Lincoln, Nebraska
July 17, 1998

                                                                    Exhibit 10



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-50737 of Lincoln Benefit Life Variable Annuity Account of our report dated March 20, 1998 on the financial statements of Lincoln Benefit Life Variable Annuity Account, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Lincoln, Nebraska
July 17, 1998